                         Van Kampen American Capital
                          Government Securities Fund


                                 Annual Report
                               December 31, 1997



                                    [PHOTO]


                                                              sm
               --A Wealth of Knowledge * A Knowledge of Wealth--
                          Van Kampen American Capital

                               Table of Contents

Letter to Shareholders............................  1
Performance Results...............................  3
Performance in Perspective........................  4
Glossary of Terms.................................  5
Portfolio Management Review.......................  6
Portfolio Highlights..............................  8
Portfolio of Investments..........................  9
Statement of Assets and Liabilities............... 10
Statement of Operations........................... 11
Statement of Changes in Net Assets................ 12
Financial Highlights.............................. 13
Notes to Financial Statements..................... 16
Report of Independent Accountants................. 22

                            Letter to Shareholders

Dennis J. McDonnell and Don G. Powell                                    [PHOTO]

February 3, 1998

Dear Shareholder,

     The new year ushers in what promises to be an exciting and challenging time for investors. The Taxpayer Relief Act of 1997 passed by President Clinton in August creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

Economic Overview

     These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus this year, and our nation's currency is rising around the world.

     Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

     After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged over the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

Market Overview

     Aided by low inflation and steady Federal Reserve policy, all sectors of the fixed-income market posted impressive returns during 1997. Gains were especially strong during the last three months of the period, as the severe currency crisis in
                                                           Continued on page two

Asia led to increased demand for U.S. Treasury securities and other fixed-income investments. For the year, the Lehman Brothers Aggregate Bond Index returned
9.40 percent.

     The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears of increasing inflation and higher interest rates. When subsequent data showed the economy to be slowing, bond yields drifted gradually lower. By the end of the reporting period, the long-term Treasury bond yield had fallen to 5.92 percent, its lowest level in over four years.

     Favorable news about inflation and concerns about Asia helped to make high-quality long-term bonds the top-performing sector of the fixed-income market. Long-term Treasury bonds gained 14.3 percent during the year, compared to 10 percent for investment-grade corporate bonds and 8.90 percent for intermediate-term Treasury bonds.

Outlook

     We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth should help to mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is good for fixed-income investments.

     However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,


/s/ Don G. Powell                    /s/ Dennis J. McDonnell
Don G. Powell                        Dennis J. McDonnell
Chairman                             President
Van Kampen American Capital          Van Kampen American Capital
Asset Management, Inc.               Asset Management, Inc.

          Performance Results for the Period Ended December 31, 1997

            Van Kampen American Capital Government Securities Fund

                                                A Shares   B Shares   C Shares

Total Returns

One-year total return based on NAV/1/              9.16%      8.27%      8.28%

One-year total return/2/                           3.98%      4.27%      7.28%

Five-year average annual total return/2/           5.07%      5.08%        N/A

Ten-year average annual total return/2/            7.81%        N/A        N/A

Life-of-Fund average annual total return/2/        8.19%      5.50%      4.74%

Commencement Date                               07/16/84   12/20/91   03/10/93


Distribution Rate and Yield

Distribution Rate/3/                               6.13%      5.73%      5.74%

SEC Yield/4/                                       5.29%      4.75%      4.73%

N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                Putting Your Fund's Performance in Perspective

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market conditions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Mutual Fund Government/Mortgage Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


    Growth of a Hypothetical $10,000 Investment
    Van Kampen American Capital Government Securities Fund vs. Lehman Brothers Mutual Fund Government/Mortgage Index (December 31, 1987 through December 31, 1997)

                             [GRAPH APPEARS HERE]

Fund's Total Return

1 Year Avg. Annual    = 3.98%
5 Year Avg. Annual    = 5.07%
10 Year Avg. Annual   = 7.81%
Inception Avg. Annual = 8.19%

               VKAC Government     Lehman Brothers Mutual Fund
               Securities Fund      Government/Mortgage Index
               ---------------     ---------------------------
12/31/87           $ 9,529                 10000.00
12/31/88            10,190                 10757.94
12/31/89            11,709                 12329.25
12/31/90            12,729                 13488.47
12/31/91            14,800                 15574.05
12/31/92            15,772                 16685.49
12/31/93            17,057                 18233.94
12/31/94            16,331                 17731.26
12/31/95            19,701                 20889.41
12/31/96            19,432                 21657.12
12/31/97            21,213                 23723.35

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               Glossary of Terms



Basis point:

  A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it would be a 35 basis point move.


Duration:

  A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.


Federal funds rate:

  The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.


Federal Reserve Board (Fed):

  A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.


Inflation:

  An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.


Mortgage-backed securities:

  Securities backed by pools of similar mortgages. Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages). These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").


Net asset value (NAV):

  The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.


Yield:

  A measure of a fund's net investment income per share, expressed as a percentage of the maximum offering price of the fund's shares at the end of the day.


Yield curve:

  A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, which often reflects a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          Portfolio Management Review


            Van Kampen American Capital Government Securities Fund


We recently spoke with the management team of the Van Kampen American Capital Government Securities Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.

Q How would you describe the market in which the Fund operated during its past fiscal year?

A Over the last 12 months, domestic interest rates continued to fluctuate in a relatively narrow range. As measured by the five-year Treasury note, this range reached a low of 5.68 percent and a high of 6.86 percent. This environment of reduced volatility against a backdrop of strong economic growth, low inflation rates, and a strong dollar benefited the mortgage securities sector. Investors were willing to pay higher prices for mortgage-backed securities, which were favored by a boom in homeowner refinancing.

     In the first part of 1997, investors kept watch for a second-quarter economic slowdown in the wake of a robust first quarter. This perspective preceded a bond market rally that was cut short toward the end of February by mounting concerns of an interest rate increase. After the Federal Reserve Board took action at the end of March with a 25 basis point increase, the rate for two-year Treasury securities rose from 6.1 percent to 6.5 percent. With expectations of a constructive period for the market, shareholders watched rates fall from 6.54 percent at the end of April to 5.73 percent at the end of July.

     The third quarter of 1997 was marked by several shocks from overseas sectors, upsetting complacent market attitudes. Turmoil in the Asian markets caused currencies to depreciate and roiled stock markets abroad, creating negative ripple effects in the U.S. stock markets. The ensuing "flight to quality" offset investor concerns of a potential tightening in Fed monetary policy, thus boosting prices for Treasury securities.

     The calendar year ended with questions lingering about the length and severity of Asia's crisis, and the potential impact on the U.S. economy. As economic experts pondered if domestic growth would slow to the point of precluding further Fed intervention into early 1998, the yield on the five-year Treasury ended the period near its lows for the year, at 5.71 percent.


Q    How did you position the Fund in reaction to market conditions?

A    For the first nine months of 1997, we overweighted mortgage security holdings relative to Treasury holdings. While the mortgage sector benefited from low volatility levels during this time, prices in September had been bid up to levels we thought to be expensive. As a result, mortgage holdings in the portfolio were pared back to 45 percent of assets in the early fall, down from their high of 64 percent for the year. Those mortgage securities held tended to be either low coupon issues or issues that tended to be older, more "seasoned" securities. In both cases, it was thought that such holdings would be somewhat immune from increased rates of homeowner refinancings.

     Among our Treasury holdings, we sought to capitalize on a flattening yield curve by overweighting Treasuries with longer durations. We shifted holdings from two- and five-year Treasuries to 30-year Treasury securities during the second and third quarters. We have recently moved toward a more neutral position as we question how much further the yield curve can flatten.

     During the course of the year, we adjusted the Fund's duration in prudent increments, seeking to capitalize on the movement of interest rates. Under normal conditions, we make adjustments when we feel there is value to be captured; however, our goal of a consistent risk profile and a competitive dividend stream is always paramount. The Fund's duration as of December 31, 1997 is 4.9 years, which we feel provides an appropriate level of exposure to changes in interest rates. Please refer to page eight for additional Fund portfolio highlights.


Q    How did the Fund perform during the reporting period?

A    For the 12-month period ended December 31, 1997, the Government Securities
Fund generated a total return of 9.16 percent/1/ (Class A shares at net asset value). Additionally, the Fund's Class A shares provided shareholders with a competitive distribution rate of 6.13 percent/3/, based upon the maximum offering price as of December 31, 1997, and a monthly div-idend of $0.055 per share. By comparison, the Lehman Brothers Mutual Fund U.S. Government/Mortgage Index posted a total return of 10.60 percent for the same period. This broad-based index attempts to measure the market performance of government securities with maturities between one and 10 years. Please keep in mind that this unmanaged index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. For additional Fund performance results, please refer to the chart on page three.


Q    What is your outlook for the months ahead?

A    Our expectations for the next several months will be guided largely by the health of our economy and the impact of global events. Domestically, the current combination of positive economic growth, job growth, and wage gains provides a supportive environment for the consumer. Furthermore, continuing low interest rates may stimulate increased automobile and housing demand. Globally, there is little doubt that economies in Asia will slow in the new year. The extent to which this diminishes U.S. exports and floods our markets with cheap imports is unclear. We will continue to monitor these trends and adjust accordingly.



/s/ Peter W. Hegel                               /s/ John R. Reynoldson
---------------------------                      -------------------------------
Peter W. Hegel                                   John R. Reynoldson
Chief Investment Officer                         Portfolio Manager
Fixed Income Investments

                             Portfolio Highlights


            Van Kampen American Capital Government Securities Fund

Coupon Distribution as of December 31, 1997
                                                        6-6.9      12.9
                                                        7-7.9      41.3
                           [BAR CHART APPEARS HERE]     8-8.9      32.6
                                                        9-9.9       6.7
                                                        10 or more  6.5

Portfolio Composition by Sector as a Percentage of Long-Term Investments

              As of December 31, 1997
              [_] U.S. Treasuries.................   42%
              [_] GNMAs...........................   31%
              [_] FNMAs...........................   22%
              [_] FHLMCs..........................    5%

                           [PIE CHART APPEARS HERE]


Duration

                           As of December 31, 1997          As of June 30, 1997
         Duration                 4.9 years                      5.2 years

                                                     Portfolio of Investments
                                                         December 31, 1997
--------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                        Market Value
(000)        Description                                                   Coupon            Maturity                (000)
--------------------------------------------------------------------------------------------------------------------------
             United States Government Agency Obligations 54.8%
$ 41,830     Federal Home Loan Mortgage Corp. Gold 30 Year Pools..........  7.000%     02/01/23 to 09/01/24    $   42,350
  68,699     Federal Home Loan Mortgage Corp. Gold 30 Year Pools..........  7.500      01/01/22 to 07/01/24        70,464
   2,564     Federal Home Loan Mortgage Corp. Gold 30 Year Pools..........  8.000      07/01/24 to 09/01/24         2,654
  40,649     Federal National Mortgage Association 15 Year Dwarf Pools....  6.000      01/01/09 to 01/01/10        40,116
  53,563     Federal National Mortgage Association 15 Year Dwarf Pools....  6.500      06/01/08 to 06/01/12        53,793
  38,163     Federal National Mortgage Association 15 Year Dwarf Pools....  7.500      03/01/02 to 09/01/12        39,185
  93,449     Federal National Mortgage Association Pools..................  6.500      01/01/26 to 06/01/26        92,281
  81,545     Federal National Mortgage Association Pools..................  7.000      10/01/23 to 05/01/25        82,428
  76,742     Federal National Mortgage Association Pools..................  7.500      03/01/22 to 01/01/25        78,676
     328     Federal National Mortgage Association Pools..................  8.000      09/01/24 to 11/01/24           340
     208     Federal National Mortgage Association Pools.................. 11.500      02/01/13 to 03/01/19           234
   3,911     Federal National Mortgage Association Pools.................. 12.000      03/01/13 to 01/01/16         4,445
  93,863     Government National Mortgage Association Pools...............  6.500      07/15/24 to 08/15/26        92,895
  87,631     Government National Mortgage Association Pools...............  7.000      01/15/23 to 03/15/26        88,560
  59,815     Government National Mortgage Association Pools...............  7.500      02/15/07 to 11/15/24        61,447
  65,302     Government National Mortgage Association Pools...............  8.000      07/15/07 to 10/15/25        68,252
 192,545     Government National Mortgage Association Pools...............  8.500      09/15/04 to 02/15/23       204,630
 132,864     Government National Mortgage Association Pools...............  9.000      11/15/17 to 12/15/22       144,263
     220     Government National Mortgage Association Pools............... 11.000      01/15/10 to 11/15/20           244
   5,670     Government National Mortgage Association Pools............... 12.000      06/15/11 to 08/15/15         6,434
   2,429     Government National Mortgage Association Pools............... 12.500      04/15/10 to 07/15/18         2,810
                                                                                                               ----------
             Total United States Government Agency Obligations                                                  1,176,501
                                                                                                               ----------
             United States Treasury Obligations 42.1%
 100,000     United States Treasury Bonds (a).............................  8.125            08/15/19             125,172
 100,000     United States Treasury Bonds (a)............................. 11.125            08/15/03             125,469
 175,000     United States Treasury Notes (a).............................  7.000            07/15/06             188,918
 150,000     United States Treasury Notes (a).............................  7.500            05/15/02             160,101
 285,000     United States Treasury Notes (a).............................  8.500      02/15/00 to 11/15/00       302,529
                                                                                                               ----------
               Total United States Treasury Obligations....................................................       902,189
                                                                                                               ----------
             Forward Purchase Commitments 3.7%
  79,000     Federal National Mortgage Association, February Forward......  7.000               TBA                79,790
                                                                                                               ----------
Total Long-Term Investments 100.6%
 (Cost $2,095,793).........................................................................................     2,158,480
                                                                                                               ----------
Repurchase Agreement 2.1%
BA Securities ($44,930 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/97, to be sold on 01/02/98 at $44,946)
 (Cost $44,930)............................................................................................        44,930
                                                                                                               ----------
Total Investments 102.7%
 (Cost $2,140,723).........................................................................................     2,203,410
Liabilities in Excess of Other Assets (2.7%)...............................................................       (57,460)
                                                                                                               ----------
Net Assets 100.0%..........................................................................................    $2,145,950
                                                                                                               ----------

(a) Assets segregated as collateral for open forward commitments and open futures transactions.
TBA--To be announced. Maturity date has not been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                     Statement of Assets and Liabilities

                               December 31, 1997
     All amounts, except for Maximum Offering Price information, reported
                                 in thousands
--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $2,140,723)...........................................   $2,203,410
Receivables:
  Interest....................................................................       28,634
  Variation Margin on Futures.................................................        2,112
  Fund Shares Sold............................................................        1,106
Other.........................................................................          132
                                                                                 ----------
  Total Assets................................................................    2,235,394
                                                                                 ----------
Liabilities:

Payables:

  Investments Purchased.......................................................       79,790
  Fund Shares Repurchased.....................................................        5,311
  Distributor and Affiliates..................................................        1,269
  Investment Advisory Fee.....................................................          958
  Income Distributions........................................................          955
  Custodian Bank..............................................................            1
Accrued Expenses..............................................................          427
Forward Commitments...........................................................          407
Trustees' Deferred Compensation and Retirement Plans..........................          326
                                                                                 ----------
  Total Liabilities...........................................................       89,444
                                                                                 ----------
Net Assets....................................................................   $2,145,950
                                                                                 ==========
Net Assets Consist of:

Capital.......................................................................   $2,727,137
Net Unrealized Appreciation...................................................       67,300
Accumulated Undistributed Net Investment Income...............................          276
Accumulated Net Realized Loss.................................................     (648,763)
                                                                                 ----------
Net Assets....................................................................   $2,145,950
                                                                                 ==========
Maximum Offering Price Per Share:

   Class A Shares:

     Net asset value and redemption price per share (Based on net assets of
     $1,930,427,086 and 188,164,401 shares of beneficial interest issued
     and outstanding).........................................................   $    10.26
     Maximum sales charge (4.75%* of offering price)..........................          .51
                                                                                 ----------
     Maximum offering price to public.........................................   $    10.77
                                                                                 ==========
   Class B Shares:

     Net asset value and offering price per share (Based on net assets of
     $199,153,006 and 19,408,832 shares of beneficial interest
     issued and outstanding)..................................................   $    10.26
                                                                                 ==========
   Class C Shares:

     Net asset value and offering price per share (Based on net assets of
     $16,370,104 and 1,598,797 shares of beneficial interest issued
     and outstanding).........................................................   $    10.24
                                                                                 ==========

*On sales of $100,000 or more, the sales charge will be reduced.


                                       10      See Notes to Financial Statements

                            Statement of Operations

                     For the Year Ended December 31, 1997
                      All amounts reported in thousands
--------------------------------------------------------------------------------

Investment Income:

Interest.......................................................................  $171,732
                                                                                 --------
Expenses:

Investment Advisory Fee........................................................    11,754
Distribution (12b-1) and Service Fees (Attributed to Classes
   A, B and C of $5,006, $2,148 and $184, respectively)........................     7,338
Shareholder Services...........................................................     4,355
Custody........................................................................       193
Legal..........................................................................        96
Trustees' Fees and Expenses....................................................        56
Other..........................................................................     1,055
                                                                                 --------
   Total Expenses..............................................................    24,847
                                                                                 --------
   Net Investment Income.......................................................  $146,885
                                                                                 ========
Realized and Unrealized Gain/Loss:

Realized Gain/Loss:
   Investments.................................................................  $(30,197)
   Futures.....................................................................     1,117
   Forward Commitments.........................................................     1,201
                                                                                 --------
Net Realized Loss..............................................................   (27,879)
                                                                                 --------
Unrealized Appreciation/Depreciation:

     Beginning of the Period...................................................    (4,302)
                                                                                 --------
     End of the Period:

        Investments............................................................    62,687
        Futures................................................................     5,020
        Forward Commitments....................................................      (407)
                                                                                 --------
                                                                                   67,300
                                                                                 --------
Net Unrealized Appreciation During the Period..................................    71,602
                                                                                 --------
Net Realized and Unrealized Gain...............................................  $ 43,723
                                                                                 ========
Net Increase in Net Assets From Operations.....................................  $190,608
                                                                                 ========

                                       11      See Notes to Financial Statements

                      Statement of Changes in Net Assets

                For the Years Ended December 31, 1997 and 1996
                       All amounts reported in thousands
--------------------------------------------------------------------------------

                                                                           Year Ended             Year Ended
                                                                    December 31, 1997      December 31, 1996
------------------------------------------------------------------------------------------------------------
From Investment Activities:

Operations:
Net Investment Income.............................................         $  146,885             $ 176,470
Net Realized Loss.................................................            (27,879)              (36,088)
Net Unrealized Appreciation/Depreciation During the Period........             71,602              (101,139)
                                                                           ----------             ---------
Change in Net Assets from Operations..............................            190,608                39,243
                                                                           ----------             ---------

Distributions from Net Investment Income:
    Class A Shares................................................           (133,144)             (159,011)
    Class B Shares................................................            (12,711)              (15,893)
    Class C Shares................................................             (1,094)               (1,480)
                                                                           ----------             ---------
Total Distributions...............................................           (146,949)             (176,384)
                                                                           ----------             ---------
Net Change in Net Assets from Investment Activities...............             43,659              (137,141)
                                                                           ----------             ---------
From Capital Transactions:

Proceeds from Shares Sold.........................................            132,259               236,825
Net Asset Value of Shares Issued Through Dividend Reinvestment....             82,010                97,997
Cost of Shares Repurchased........................................           (526,704)             (639,804)
                                                                           ----------             ---------
Net Change in Net Assets from Capital Transactions................           (312,435)             (304,982)
                                                                           ----------             ---------
Total Decrease in Net Assets......................................           (268,776)             (442,123)

Net Assets:

Beginning of the Period...........................................          2,414,726             2,856,849
                                                                           ----------             ---------
End of the Period (Including accumulated undistributed net
  investment income of $276 and $1,350, respectively).............         $2,145,950            $2,414,726
                                                                           ==========            ==========


                                       12      See Notes to Financial Statements

                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                          ------------------------------------------------------------
Class A Shares                                              1997          1996        1995         1994         1993
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................  $ 10.045      $ 10.55      $  9.67     $  10.80      $ 10.75
                                                          --------      -------      -------     --------      -------

  Net Investment Income.................................      .659         .689          .67          .66       .80375

  Net Realized and Unrealized Gain/Loss.................      .215        (.504)       .8985      (1.1145)         .05
                                                          --------      -------      -------     --------      -------

Total from Investment Operations........................      .874         .185       1.5685       (.4545)      .85375
Less Distributions from Net Investment Income...........      .660         .690        .6885        .6755       .80375
                                                          --------      -------      -------     --------      -------

Net Asset Value, End of the Period......................  $ 10.259      $10.045      $ 10.55     $   9.67      $ 10.80
                                                          ========      =======      =======     ========      =======

Total Return (a)........................................      9.16%        1.90%       16.77%       (4.26%)       8.15%

Net Assets at End of the Period (In millions)...........  $1,930.4     $2,156.4     $2,544.5     $2,578.7     $3,418.8

Ratio of Expenses to Average Net Assets (b).............      1.03%        1.06%        1.01%        1.02%         .98%
Ratio of Net Investment Income to Average
  Net Assets (b)........................................      6.62%        6.88%        6.62%        6.96%        7.73%
Portfolio Turnover......................................       114%         271%         231%         306%         239%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                       13      See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

================================================================================

                                                                                 Year Ended December 31,
                                                                    ------------------------------------------------------
Class B Shares                                                       1997(a)      1996       1995       1994        1993
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................   $ 10.050    $  10.56    $  9.68   $   10.80    $ 10.75
                                                                    --------    --------    -------   ---------    -------
  Net Investment Income..........................................       .588        .635        .60         .60        .74
  Net Realized and Unrealized Gain/Loss..........................       .211      (.527)      .8965    (1.1275)        .03
                                                                    --------    --------    -------   ---------    -------
Total from Investment Operations.................................       .799        .108     1.4965     (.5275)        .77
Less Distributions from Net Investment Income....................       .588        .618      .6165       .5925        .72
                                                                    --------    --------    -------   ---------    -------
Net Asset Value, End of the Period...............................   $ 10.261    $ 10.050    $ 10.56   $    9.68    $ 10.80
                                                                    ========    ========    =======   =========    =======
Total Return (b).................................................      8.27%       1.17%     15.93%     (4.95%)      7.31%
Net Assets at End of the Period (In millions)....................   $  199.2    $  236.7    $ 285.5   $   278.7    $ 368.4
Ratio of Expenses to Average Net Assets (c)......................      1.78%       1.82%      1.77%       1.78%      1.74%
Ratio of Net Investment Income to Average Net Assets (c).........      5.87%       6.13%      5.86%       6.20%      7.21%
Portfolio Turnover...............................................       114%        271%       231%        306%       239%


(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                       14      See Notes to Financial Statements

                                       Financial Highlights (Continued)
                The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
---------------------------------------------------------------------------------------------------------------
                                                                                                 March 10, 1993
                                                                                                  (Commencement
                                                           Year Ended December 31,          of Distribution) to
                                                      ---------------------------------             December 31,
Class C Shares                                        1997(a)   1996      1995     1994                 1993 (a)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period              $10.031   $ 10.54   $ 9.66    $10.79                $10.94
                                                      -------   -------   ------    ------                ------
  Net Investment Income                                  .587      .623      .60       .60                   .69
  Net Realized and Unrealized Gain/Loss                  .209     (.514)   .8965   (1.1375)               (.3055)
                                                      -------   -------   ------    ------                ------
Total from Investment Operations                         .796      .109   1.4965    (.5375)                .3845
Less Distributions from Net Investment Income            .588      .618    .6165     .5925                 .5345
                                                      -------   -------   ------    ------                ------
Net Asset Value, End of the Period                    $10.239   $10.031   $10.54    $ 9.66                $10.79
                                                      -------   -------   ------    ------                ------
Total Return (b)                                        8.28%     1.18%   15.96%    (5.05%)                3.58%*
Net Assets at End of the Period (In millions)         $  16.4   $  21.6   $ 26.8    $ 32.0                $ 39.0
Ratio of Expenses to Average Net Assets (c)             1.79%     1.82%    1.77%     1.78%                 1.72%
Ratio of Net Investment Income
  to Average Net Assets (c)                             5.87%     6.12%    5.86%     6.24%                 7.54%
Portfolio Turnover                                       114%      271%     231%      306%                  239%

(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) For the period ending December 31, 1993 and the year ending December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.
* Non-Annualized

                         Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------
1. Significant Accounting Policies

Van Kampen American Capital Government Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on July 16, 1984. The distribution of the Fund's Class B and C shares commenced on December 20, 1991 and March 10, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation--Investments are stated at value using market quotations. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $2,142,459,426; the gross unrealized appreciation is $65,354,465 and the gross unrealized depreciation is $4,403,986, resulting in net unrealized appreciation of $60,950,479.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $641,024,045 which will expire between December 31, 1998 and December 31, 2005. Of this amount, $211,266,437 will expire on December 31, 1998.

                               December 31, 1997
--------------------------------------------------------------------------------
     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $1,009,745 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, $34,785,440 of the capital loss carryforward for tax purposes expired during 1997 and was reclassified from accumulated net realized loss to capital.

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

Average Net Assets                                     % Per Annum
------------------------------------------------------------------
First $1 billion......................................  .540 of 1%
Next $1 billion.......................................  .515 of 1%
Next $1 billion.......................................  .490 of 1%
Next $1 billion.......................................  .440 of 1%
Next $1 billion.......................................  .390 of 1%
Next $1 billion.......................................  .340 of 1%
Next $1 billion.......................................  .290 of 1%
Over $7 billion.......................................  .240 of 1%

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $95,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended December 31, 1997, the Fund recognized expenses of approximately $292,500 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $3,027,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

                               December 31, 1997
---------------------------------------------------------------------------
3. Capital Transactions

     The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

     At December 31, 1997, capital aggregated $2,568,785,271, $145,979,134 and
$12,372,383 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                     Shares           Value
===========================================================================
Sales:
  Class A......................................  11,053,580   $ 111,167,157
  Class B......................................   1,797,284      17,946,215
  Class C......................................     314,437       3,145,887
                                                -----------   -------------
Total Sales....................................  13,165,301   $ 132,259,259
                                                ===========   =============
Dividend Reinvestment:
  Class A......................................   7,387,982   $  73,655,314
  Class B......................................     769,452       7,676,933
  Class C......................................      68,029         677,650
                                                -----------   -------------
Total Dividend Reinvestment                       8,225,463   $  82,009,897
                                                ===========   =============

Repurchases:
  Class A...................................... (44,948,129)  $(450,176,664)
  Class B......................................  (6,711,644)    (67,148,668)
  Class C......................................    (939,038)     (9,378,985)
                                                -----------   -------------
Total Repurchases                               (52,598,811)  $(526,704,317)
                                                ===========   =============

     At December 31, 1996, capital aggregated $2,865,431,316, $190,732,886 and
$18,193,187 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                     Shares           Value
===========================================================================
Sales:
  Class A......................................  19,916,758   $ 202,339,730
  Class B......................................   2,958,853      29,869,622
  Class C......................................     457,510       4,615,495
                                                -----------   -------------
Total Sales....................................  23,333,121   $ 236,824,847
                                                ===========   =============

Dividend Reinvestment:
  Class A......................................   8,692,189   $  87,523,376
  Class B......................................     948,561       9,565,633
  Class C......................................      90,225         908,298
                                                -----------   -------------
Total Dividend Reinvestment....................   9,730,975     $97,997,307
                                                ===========   =============

                               December 31, 1997
------------------------------------------------------------------------------

Repurchases:
  Class A......................................   (55,118,215)  $(556,059,402)
  Class B......................................    (7,388,783)    (74,318,737)
  Class C......................................      (939,225)     (9,425,881)
                                                  -----------   -------------
Total Repurchases..............................   (63,446,223)  $(639,804,020)
                                                  ===========   =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                         Contingent Deferred
                                                            Sales Charge
                                                       -----------------------
Year of Redemption                                     Class B    Class C
------------------------------------------------------------------------------
First................................................    4.00%      1.00%
Second...............................................    4.00%       None
Third................................................    3.00%       None
Fourth...............................................    2.50%       None
Fifth................................................    1.50%       None
Sixth and Thereafter.................................     None       None


     For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $72,800 and CDSC on redeemed shares of approximately $493,100. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of government securities, including paydowns on mortgage-backed securities and excluding short-term investments, were $2,552,779,772 and $3,114,172,761, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

                               December 31, 1997
--------------------------------------------------------------------------------
     A. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

     Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                      Contracts
-------------------------------------------------------------------------------
Outstanding at December 31, 1996 ...................................      4,946

Futures Opened .....................................................     51,719

Futures Closed .....................................................    (52,665)
                                                                        -------
Outstanding at December 31, 1997 ...................................      4,000
                                                                        =======

     The futures contracts outstanding as of December 31, 1997, and the descriptions and unrealized appreciation are as follows:

                                                                     Unrealized
                                                       Contracts   Appreciation
-------------------------------------------------------------------------------
Long Contracts:
U.S. Treasury Bond Future
    Mar. 1998 (Current notional value of
      $120,469 per contract) ........................      3,250     $4,816,928
10-Year U.S. Treasury Note Future
    Mar. 1998 (Current notional value of
      $112,156 per contract) ........................        750        203,066
                                                           -----     ----------
                                                           4,000     $5,019,994
                                                           =====     ==========

B. Forward Commitments--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked-to-market on a daily basis with changes in value reflected as a component of unrealized appreciation/ depreciation. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

                               December 31, 1997
--------------------------------------------------------------------------------
     The following forward commitments were outstanding as of December 31, 1997:


Par                                                                                   Unrealized
Amount                                                                   Current   Appreciation/
(000)              Description                                             Value    Depreciation
------------------------------------------------------------------------------------------------
Long Contracts
    $ 50,000       FNMA January 15-year Dwarf Forward, 7.00% ....   $ 50,734,500       $ 250,125
Short Contracts
      79,000       FNMA January Forward, 7.00% ..................     79,864,260            (197)
     100,000       GNMA January Forward, 7.50% ..................    102,438,000        (438,000)
     100,000       GNMA January Forward, 8.00% ..................    103,656,000        (218,500)
                                                                                       ---------
                                                                                       $(406,572)
                                                                                       =========


6.  Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $1,879,000.

                       Report of Independent Accountants


To the Shareholders and Board of Trustees of Van Kampen American Capital Government Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Government Securities Fund (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP



Chicago, Illinois
January 29, 1998

               Funds Distributed by Van Kampen American Capital


EQUITY FUNDS

Domestic

  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value

International/Global

  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  VKAC Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS International Magnum
  MS Latin American

FIXED-INCOME FUNDS

Income

  VKAC Corporate Bond
  MS Global Fixed Income
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income

Tax Exempt Income

  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income

Capital Preservation

  VKAC Limited Maturity Government
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 . Visit our web site at www.vkac.com -- to view prospectuses, select Investors'
  Place, then Download a Prospectus

 . call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time
  (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 . e-mail us by visiting www.vkac.com and selecting Investors' Place

            Van Kampen American Capital Government Securities Fund

Board of Trustees

J. Miles Branagan

Richard M. DeMartini*

Linda Hutton Heagy

R. Craig Kennedy

Jack E. Nelson

Phillip B. Rooney

Fernando Sisto

Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
  President

Ronald A. Nyberg*
  Vice President and Secretary

Edward C. Wood, III*
  Vice President and Chief Financial Officer

Curtis W. Morell*
  Vice President and Chief Accounting Officer

John L. Sullivan*
  Treasurer

Tanya M. Loden*
  Controller

Peter W. Hegel*

Alan T. Sachtleben*

Paul R. Wolkenberg*
  Vice Presidents


Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

Price Waterhouse LLP
200 East Randolph
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

SM  denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                                                ----------------
Van Kampen American Capital Distributors, Inc.                     Bulk Rate
One Parkview Plaza                                                U.S. Postage
Oakbrook Terrace, Illinois 60181                                      PAID
                                                                   VAN KAMPEN
                                                                AMERICAN CAPITAL
                                                                ----------------